                                                                 Exhibit 10.8


                            VISIGENIC SOFTWARE, INC.

                 CONVERTIBLE NOTE AND SERIES C PREFERRED STOCK
                               PURCHASE AGREEMENT

                            VISIGENIC SOFTWARE, INC.

                 CONVERTIBLE NOTE AND SERIES C PREFERRED STOCK
                               PURCHASE AGREEMENT


     This Agreement is entered into as of May 24, 1996 by and among Visigenic Software, Inc., a Delaware corporation, with its principal office located at 951 Mariner's Island Boulevard, San Mateo, California 94404 (the "Company") and each investor who has executed a signature page to this Agreement that has been countersigned on behalf of the Company (referred to below collectively as the "Purchasers" and each, individually, as a "Purchaser").

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1.   Authorization and Sale of the Securities.
          ----------------------------------------

          1.1  Authorization; Filing of Corporate Documents. The Company has
               --------------------------------------------
authorized the issuance of up to 888,888 shares of its Series C Preferred Stock (the "Preferred Shares"), and up to $4,000,000 principal amount of Convertible Promissory Notes in the form attached hereto as Exhibit A (the "Notes"),
                                                ---------
pursuant to the terms and conditions of this Agreement. (The Preferred Shares and the Notes are sometimes collectively referred to herein as the "Securities"). Attached hereto as Exhibit B and Exhibit C are forms of a
                                  ---------     ---------
Certificate of Amendment of Restated Certificate of Incorporation (the "Certificate of Amendment") and a Certificate of Designation of Series C Preferred Stock (the "Certificate of Designation"), respectively, to be filed by the Company with the Secretary of State of Delaware on or before the Closing (as defined below). Among other things, the Certificate of Amendment sets forth an increase in the number of authorized shares of Preferred Stock to 10,000,000 shares. The Certificate of Designation sets forth the rights, preferences and privileges of the Preferred Shares.

          1.2  Issuance and Sale of Preferred Shares. Subject to the terms
               -------------------------------------
and conditions of this Agreement, at the Closing the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, the number of Preferred Shares set forth on a signature page to this Agreement signed by such Purchaser and countersigned on behalf of the Company, at a purchase price of $4.50 per share. The sale of Preferred Shares to each of the Purchasers is a separate sale.

          1.3  Loan Commitments; Issuance and Sale of Notes.  Subject to
               --------------------------------------------
the terms and conditions of this Agreement and the Notes, each Purchaser hereby agrees to loan to the Company the amount (the "Loan Commitment") set forth on a signature page to this Agreement signed by such Purchaser and countersigned on behalf of the Company. Except as provided below, the Company may draw against the Loan Commitments at any time on or after the Closing and prior to October 31, 1996 upon ten days' prior written notice (a "Draw Notice"). Each draw against the Loan

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Commitments must be for at least $1 million, allocated pro rata among the investors in proportion to their original Loan Commitments. Each Purchaser will transmit by wire transfer funds in the amount specified in the Draw Notice, for delivery on the date specified in the Draw Notice, to an account designated by the Company. Each draw against the Loan Commitments will be evidenced by a Note, which the Company shall deliver to the Purchaser with the Draw Notice, but which shall be dated as of the date the Company receives funds from the Purchaser. If the Company has not completed an initial public offering of its Common Stock by August 30, 1996, the Company may draw against the Loan Commitments as follows: in order to draw between August 31, 1996 and September 30, 1996, the Company must have achieved at least 90% of its $3 million revenue forecast for the June quarter, and in order to draw after September 30, 1996, the Company must have achieved at least 90% of its $4 million revenue forecast for the September quarter. The Company shall have no obligation to draw any amount against the Purchasers' Loan Commitments. The Notes will be subordinate to the Company's capitalized lease obligations, trade credit and any indebtedness to commercial lenders, and the Purchasers shall execute and deliver any additional documents the Company may reasonably request for the purpose of confirming and effectuating such subordination. The sale of Notes to each of the Purchasers is a separate sale.

     2.   Closing Dates; Delivery.
          -----------------------

          2.1  Closing Dates.
               -------------

               (a) The closing (the "Closing") of the purchase and sale of the Preferred Shares to the Purchasers will be held at the offices of Gray Cary Ware & Freidenrich, A Professional Corporation, 400 Hamilton Avenue, Palo Alto, California, at a time selected by the Company, on May 24, 1996, or at such other time and place as the Company and the Purchasers acquiring a majority of the Preferred Shares at the Closing may agree.

               (b) At its option, the Company may schedule one or more additional closings (the "Additional Closings") for the purchase and sale of all Preferred Shares not sold at the Closing on such date or dates after the Closing as the Company may determine, but not later than 30 days after the Closing. Pursuant to this Agreement, the Company may sell Preferred Shares at the Additional Closings, if any, without any waiver, consent or approval of the Purchasers who participated in the Closing. Each purchaser of Preferred Shares at any Additional Closing will become a party to this Agreement and will be a "Purchaser", and such purchaser's Preferred Shares will be "Preferred Shares", for all purposes of this Agreement after such Additional Closing.

          2.2  Delivery.  Subject to the terms of this Agreement, at the
               --------
Closing and at each Additional Closing, the Company will deliver to each Purchaser participating in the Closing or such Additional Closing one or more stock certificates representing the number of Preferred Shares set forth on a signature page to this Agreement signed by such Purchaser and countersigned on behalf of the Company,

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

against payment of the purchase price therefor by check payable to the order of the Company or by wire transfer.

     3.   Representations and Warranties of the Company.  Except as set forth on
          ---------------------------------------------
a Schedule of Exceptions attached to this Agreement as Exhibit D, the Company
                                                       ---------
hereby represents and warrants to each Purchaser as follows:

          3.1  Organization and Standing; Charter.
               ----------------------------------

               (a) The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified to transact business as a foreign corporation in California and all other jurisdictions in which it is required to be so qualified and with respect to which the failure to be so qualified could have a material adverse affect on the Company.

               (b) The Company has delivered to each Purchaser a copy of its Restated Certificate of Incorporation, as in effect immediately prior to the filing of the Certificate of Amendment and the Certificate of Designation, a copy of its Registration Rights Agreement dated as of March 31, 1993, as supplemented to date (the "Registration Rights Agreement"), and a copy of its Stockholder Agreement dated as of May 26, 1995, as supplemented to date (the "Stockholder Agreement"). The Company has delivered to each Purchaser who is purchasing not less than 200,000 Preferred Shares at the Closing a copy of a Co-Sale Agreement dated as of December 17, 1993 among Roger J. Sippl and certain shareholders, as amended to date (the "Co-Sale Agreement"), and Supplement Number One thereto. (The Registration Rights Agreement, the Stockholder Agreement and the Co-Sale Agreement, are referred to collectively below as the "Related Agreements").

          3.2  Corporate Power.  The Company has now, or will have at the
               ---------------
date of the Closing, all requisite legal and corporate power to enter into this Agreement and the Related Agreements, to sell the Securities, and to carry out and perform its obligations under the terms of this Agreement and the Related Agreements.

          3.3  Subsidiaries.  The Company does not control, directly or
               ------------
indirectly, or have an interest in, any other corporation, association or business entity.

          3.4  Capitalization.  The authorized capital stock of the Company
               --------------
consists, or as of the Closing, will consist, of 30,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, of which 1,606,000 shares have been designated as Series A Preferred Stock, 6,000,000 shares have been designated as Series B Preferred Stock and 1,000,000 shares will have been designated as Series C Preferred Stock. Immediately prior to the Closing there will be issued and outstanding [5,671,809] shares of Common Stock, 1,606,000 shares of Series A Preferred Stock and

5,743,250 shares of Series B Preferred Stock. All such issued and outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with all applicable state and federal laws concerning the issuance of securities. As of the Closing, there will be no outstanding rights, plans, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock, except as disclosed in Exhibit D and except that (a) an aggregate of
                              ---------
888,888 shares of Common Stock will have been reserved for issuance upon the conversion of the Preferred Shares (the "Common Shares"), (b) an aggregate of 888,888 shares of Common Stock have been reserved for issuance upon conversion of the Notes, (c) an aggregate of 1,606,000 shares of Common Stock have been reserved for issuance upon conversion of the Company's Series A Preferred Stock,
(d) an aggregate of 5,743,250 shares of Common Stock have been reserved for issuance upon conversion of the Company's outstanding Series B Preferred Stock, and (e) a total of 1,958,500 shares of the Company's Common Stock not yet issued have been approved for issuance by the Company's Board of Directors pursuant to equity incentive arrangements also approved by the Company's Board of Directors, and a total of 1,933,364 shares not yet committed for issuance remain available for issuance under such arrangements.

          3.5  Authorization.
               -------------

               (a) All corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the sale and issuance of the Securities pursuant hereto, (ii) the issuance of the Common Shares and the shares of Common Stock issuable upon conversion of the Notes, and (iii) the execution, performance and delivery by the Company of this Agreement has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements are valid and binding obligations of the Company, enforceable against it in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

               (b) The Preferred Shares and Common Shares (collectively, the "Equity Securities") and the shares of Common Stock issuable upon conversion of the Notes, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the such securities and the Notes may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or otherwise required by such laws at the time a transfer is proposed.

               (c) Except as have been exercised or waived, no stockholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance of the Equity Securities, the Notes or the shares of Common Stock issuable upon conversion of the Notes.

          3.6  Patents, Trademarks, etc.  To its knowledge, the Company owns
               -------------------------
or has the right to use, free and clear of all liens, charges, claims and restrictions, all patents, trademarks, service names, trade names, copyrights, licenses and rights necessary to its business as now conducted or proposed to be conducted. The Company has received no notice that it is infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing. The Company is not obligated or under any liability whatever to make payments by way of royalties, fees or otherwise to any person or entity under any option, license or agreement of any kind with respect to any patent, trademark, trade name, copyright or other intangible asset.

          3.7  Compliance with Other Instruments.  The Company is not in
               ---------------------------------
violation of its Certificate of Incorporation or Bylaws, or in any material respect of any material mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation by which the Company is bound or to which the Company's property is subject. Execution, delivery and performance of this Agreement and the Related Agreements on the part of the Company, and the issuance and sale of the Securities pursuant hereto, will not result in any such violation, will not accelerate performance under the terms of any agreement, and will not constitute an event that, with the lapse of time or action by a third party, will result in a default under any of the foregoing.

          3.8  Employees.
               ---------

               (a) To the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or for any other reason, and the continued employment by the Company of its present employees will not result in any such violations. To the Company's knowledge, no third party may assert a valid claim against the Company with respect to the use by the Company of any information which the Company would be prohibited from using under any such prior contracts or agreements or any laws applicable to unfair competition, trade secrets or proprietary information.

               (b) All current employees and consultants of the Company have signed and delivered to the Company agreements regarding the nondisclosure of proprietary information, the Company's ownership of work product, and assignment to the Company of inventions in substantially the form approved by the Company's Board of Directors.

          3.9  Litigation, etc.  There are no actions, proceedings or
               ----------------
investigations pending or, to the Company's knowledge, threatened against the Company, which, either in any case or in the aggregate, might result in any material adverse change in the business, prospects, conditions, affairs or operations of the Company or in any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company.

          3.10 Registration Rights.  Except as otherwise provided in the
               -------------------
Registration Rights Agreement, the Company has no obligation to register under the Securities Act of 1933, as amended (the "Securities Act"), any of its outstanding securities.

          3.11 Governmental Consent, etc.  No consent, approval or authorization
               --------------------------
of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement and the Related Agreements, or the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated hereby, except, if required, qualifications or filings under the Securities Act, the California Corporate Securities Law of 1968 (the "California Law") and other applicable blue sky laws, which qualifications or filings, if required, will be obtained or made and will be effective within the period required by law.

          3.12 Securities Act.  Subject to the accuracy of the Purchasers'
               --------------
representations in Section 4 hereof, the offer and sale of the Securities in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and the qualification requirements of Section 25100 of the California Law.

          3.13 Finder's Fees.  The Company (i) represents and warrants
               -------------
that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

          3.14 Financial Statements.  The Company has delivered to each
               --------------------
Purchaser audited financial statements for the Company's fiscal year ended March 31, 1995 and an unaudited income statement and balance sheet (collectively the "Financial Statements") for the Company's fiscal year ended March 31, 1996 (the "Balance Sheet Date"). The Financial Statements were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated (except that the unaudited financial statements are subject to normal year end audit and adjustments and do not contain footnotes required by generally accepted accounting principles), are correct and complete and fairly present the financial position of the Company at the date thereof and the results of operations of the Company for the periods covered thereby.

          3.15 Changes.  Since the Balance Sheet Date there has not been:
               -------

               (a) Any material change in the assets, liabilities, financial condition or operations of the Company other than changes in the ordinary course of business, none of which individually or in the aggregate have had a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

               (b) Any change, except nonmaterial changes in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

               (c) Any damage, destruction or loss, whether or not covered by insurance, materially adversely affecting the properties or business of the Company;

               (d) Any waiver by the Company of a valuable right or of a material debt owed to it;

               (e) Any loan made by the Company to its employees, officers or directors other than travel advances made in the ordinary course of business or under the terms of stock option or stock purchase plans or agreements;

               (f) Any increase in the compensation of any of the officers or directors of the Company other than normal increases consistent with past practices;

               (g) Any declaration or payment of any dividend or other distribution of the assets of the Company or any redemption, purchase or other acquisition of shares of its capital stock except for shares repurchased from employees and consultants in connection with the termination of services;

               (h) Any material labor organization activity affecting the Company nor any labor dispute involving the Company or, to the Company's knowledge, any of the Company's employees;

               (i) To the best of the Company's knowledge, any other event or condition of any character which has materially adversely affected or may be reasonably expected to materially adversely affect the business or prospects of the Company; or

               (j) Any agreement entered into by the Company to do any of the matters covered by subparagraphs 3.15(a) through 3.15(i).

          3.16 Certain Company Transactions: No Conflict of Interest. The
               -----------------------------------------------------
Company is not indebted, directly or indirectly, to any of its officers, directors, employees or shareholders or to their respective spouses or children, in any amount whatsoever; none of said officers, directors, employees or shareholders, or, to the Company's knowledge, any members of their immediate families, are indebted to the

Company or, to the Company's knowledge, any corporation or entity with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company. No officer or director of the Company, or, to the Company's knowledge, any member of their immediate families, or, to the Company's knowledge, any employee or shareholder of the Company or any member of an employee's or a shareholder's immediate family, has any direct or indirect ownership interest in any corporation or entity which has a business relationship with the Company or which competes with the Company except for ownership of securities of a publicly traded company which do not constitute more than one percent (1%) of the outstanding securities of such company. No officer or director of the Company, or, to the Company's knowledge, any member of their immediate families, or, to the Company's knowledge, any employee or shareholder of the Company or any member of an employee's or a shareholder's immediate family, is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any person, firm or corporation. As used in this section 3.16, the phrase "to the Company's knowledge" means actual knowledge of the Company's Chairman and Chief Executive Officer, President and Chief Operating Officer, and Chief Financial Officer, without inquiry.

     4.   Representations and Warranties of Purchasers; Restrictions on
          -------------------------------------------------------------
          Transfer.
          --------

          4.1  Representations and Warranties by Each Purchaser.  Each Purchaser
               ------------------------------------------------
represents and warrants to the Company as follows:

               (a) Purchaser realizes that the purchase of the Securities is a highly speculative investment.

               (b) Purchaser is able, without impairing Purchaser's financial condition, to bear the economic risk of the purchase of the Securities pursuant to the terms of this Agreement, to hold the Securities for an indefinite period of time and to suffer a complete loss of Purchaser's investment.

               (c) Prior to executing and delivering this Agreement, the Purchaser has received and reviewed carefully this Agreement, the Related Agreements and each exhibit to this Agreement.

               (d) The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of (i) evaluating the merits and risks of the purchase of the Securities pursuant to the terms of this Agreement and (ii) protecting the Purchaser's interests in connection therewith.

               (e) Unless Purchaser has initialed the signature page to this Agreement in the appropriate blank, Purchaser has a preexisting personal or business relationship with one or more of the officers and directors of the Company consisting of personal or business contacts of a nature and duration to enable Purchaser to be aware of the character, business acumen and general business and financial circumstances of the person(s) with whom such relationship(s) exists.

               (f) The Purchaser and the Purchaser's representatives have been solely responsible for such Purchaser's own "due diligence" investigation of the Company and its management and business, for such Purchaser's own analysis of the merits and risks of this investment, and for such Purchaser's own analysis of the fairness and desirability of the terms of the investment; in taking any action or performing any role relative to the arranging of the proposed investment, the Purchaser has acted solely in the Purchaser's own interest, and acknowledges that none of the other Purchasers (or any of their agents or employees) has acted as an agent of such Purchaser.

               (g) The Purchaser and its representatives and legal counsel have been afforded full and free access to corporate books, financial statements, records, contracts, documents and other information concerning the Company and its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein.

               (h) The securities issuable pursuant to this Agreement are being acquired for the Purchaser's own account, in each case for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

               (i) The Purchaser understands that the securities issuable pursuant to this Agreement have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act, that the Company has no present intention of registering such securities, that such securities must be held by the Purchaser indefinitely, and that the Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. The Purchaser understands that such securities are restricted securities within the meaning of Rule 144 under the Securities Act, which allows limited resale of such securities under certain conditions; that, in any event, such exemption from registration under Rule 144 will not be available for at least two years, and even then will not be available unless the other conditions of Rule 144 are complied with.

               (j) The Purchaser has the full capacity, right, power and authority to enter into and perform this Agreement, and this Agreement constitutes the valid and binding obligation of the Purchaser enforceable in accordance with its terms.

               (k) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement.

               (l) Unless Purchaser has initialed the signature page to this Agreement in the appropriate blank, Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities and Exchange Commission because Purchaser satisfies any of the following standards: (i) Purchaser's individual net worth or joint net worth with Purchaser's spouse exceeds $1,000,000 as of the date of this Agreement, or (ii) Purchaser had individual income of more than $200,000 in each of the last two years, or joint income with Purchaser's spouse of more than $300,000 in each of such years, and Purchaser reasonably expects to reach at least the same income level in the current year, or (iii) Purchaser is an organization and qualifies as an accredited investor under a provision of Rule 501 not described in clauses (i) and (ii) above.

               (m) Purchaser (i) represents and warrants that Purchaser has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company and the other Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser, or any of Purchaser's employees or representatives, are responsible.

               (n) The Purchaser has either consulted with Purchaser's own legal counsel and other advisors and representatives regarding the transactions contemplated by this Agreement or, having had the opportunity to consult with such persons regarding such transactions, has chosen not to do so of Purchaser's own volition. Purchaser acknowledges that Purchaser's interests are not being
                                                                     ---
represented by Gray Cary Ware & Freidenrich, A Professional Corporation, which is the Company's legal counsel.

          4.2  Legend.  Each certificate or instrument representing securities
               ------
issuable pursuant to this Agreement will be endorsed with the following legends:

               (a) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM

     THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

               (b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY OR ITS ASSIGNEE, A "STANDSTILL" AGREEMENT, A VOTING AGREEMENT AND IRREVOCABLE PROXY, AND AN ADDITIONAL RESTRICTION ON TRANSFER SET FORTH IN AGREEMENTS BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF EACH OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

               (c) Any other legends required by California law or other applicable state blue sky laws.

The Company need not register a transfer of any securities issuable pursuant to this Agreement, and may also instruct its transfer agent not to register the transfer of such securities, unless the conditions specified in this Agreement are satisfied.

          4.3  Removal of Legend and Transfer Restrictions.
               -------------------------------------------

          (a) Any legend endorsed on a certificate pursuant to Section 4.2(a) and any stop transfer instructions applicable to such certificate regarding the restrictions set forth in such legend will be removed and the Company will issue a certificate without such legend to the holder thereof if such securities are registered under the Securities Act and a prospectus meeting the requirements of
Section 10 of the Securities Act is available, if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act, or if such holder provides the Company with an opinion of counsel for such holder which counsel is reasonably satisfactory to legal counsel for the Company, to the effect that a public sale, transfer or assignment of such securities may be made without registration.

          (b) Any legend endorsed on a certificate pursuant to Section 4.2(c) and the stop transfer instructions with respect to such securities will be removed upon receipt by the Company of an order of the California Department of Corporations or other appropriate blue sky authority authorizing such removal.

          4.4  Notice of Proposed Transfers.  The holder of each certificate or
               ----------------------------
instrument representing securities issuable pursuant to this Agreement by acceptance thereof agrees to comply in all respects with the provisions of this
Section 4.4. Prior to any proposed transfer of any such securities, and subject to Section 7 below, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer. Each such notice will describe the manner and circumstances of the proposed transfer in a manner satisfactory to the Company. Unless in the opinion of counsel to the Company the transaction is in compliance with Rule 144 or otherwise exempt from registration, the notice required by this

Section 4.4 will be accompanied by either (i) a written opinion of legal counsel addressed to the Company and reasonably satisfactory in form and content to the Company's counsel to the effect that the proposed transfer may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto. Upon the satisfaction of the requirements of this Section 4.4 the holders of such securities will be entitled to transfer them in accordance with the terms of the notice delivered by the holder to the Company. Each certificate or instrument evidencing securities transferred as above provided will bear the appropriate restrictive legends set forth in Section 4.2 unless such legends would be removable pursuant to Section 4.3.

     5.   Conditions to Closing.
          ---------------------

          5.1  Conditions to Obligations of the Purchasers.  The obligation of
               -------------------------------------------
each Purchaser to purchase Preferred Shares at the Closing and to loan amounts to the Company in accordance with the provisions of this Agreement is subject to the fulfillment at or prior to the Closing of the following conditions, any of which may be waived by such Purchaser:

          (a)  Representations and Warranties Correct; Performance of
               ------------------------------------------------------
Obligations. The representations and warranties made by the Company in Section 3 hereof will be true and correct in all material respects when made, and will be true and correct in all material respects on the date of the Closing with the same force and effect as if they had been made on and as of the date of the Closing, and the Company will have performed all obligations and conditions herein required to be performed or observed by it on or prior to the date of the Closing.

          (b)  Filing with the Delaware Secretary of State.  Prior to the
               -------------------------------------------
Closing, the Company will have filed the Certificate of Amendment and the Certificate of Designation with the Secretary of State of Delaware.

          (c)  Registration Rights Agreement.  The Company will have executed
               -----------------------------
and delivered to such Purchaser a signature page to the Registration Rights Agreement or a different written instrument having the same effect, and such Purchaser shall have become a party to such agreement with rights thereunder.

          (d)  Stockholder Agreement.  The Company will have executed and
               ---------------------
delivered to such Purchaser a signature page to the Stockholder Agreement or a different written instrument having the same effect, and such Purchaser shall have become a party to such agreement with rights thereunder.

          (e)  Corporate Proceedings; Waivers and Consents.  At or prior to the
               -------------------------------------------
Closing, all corporate and other proceedings to be taken by the Company and all waivers, consents and permits on the part of, or with respect to, the Company necessary or appropriate for consummation of the transactions contemplated by this Agreement will have been taken or obtained.

          (f)  Compliance Certificate.  The Company will have delivered to the
               ----------------------
Purchasers a Certificate, executed by its President or any of its Vice Presidents and dated the date of the Closing, certifying as to the fulfillment of the conditions specified in Sections (a), (b), (c), (d), and (e) of this
Section 5.1.

          (g)  Co-Sale Agreement.  Roger Sippl will have executed and delivered
               -----------------
to each Purchaser purchasing not less than 200,000 Preferred Shares at the Closing a signature page to Supplement Number One to the Co-Sale Agreement.

          (h)  Legal Investment.  At the time of the Closing, the purchase of
               ----------------
the Preferred Shares by the Purchasers hereunder will be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

          (i)  Blue Sky Matters.  All consents, approvals, qualifications and/or
               ----------------
registrations required to be obtained or effected under any applicable United States state securities or blue sky laws in connection with the issuance, sale and delivery of the Securities will have been obtained or effected.

          (j)  Legal Opinion.  The Purchasers will have received from the
               -------------
Company's legal counsel an opinion addressing the matters identified on Exhibit
                                                                        -------
E  in a form reasonably satisfactory to the Purchasers.
- --

          5.2  Conditions to Obligations of the Company.  The Company's
               ----------------------------------------
obligation to sell and issue the Preferred Shares at the Closing is subject to the fulfillment at or prior to the Closing of the following conditions, any of which may be waived by the Company:

          (a)  Incorporation of Conditions.  The conditions set forth in
               ---------------------------
subsections (b), (e), (h) and (i) of Section 5.1 will have been fulfilled.

          (b)  Representations and Warranties Correct; Performance of
               ------------------------------------------------------
Obligations.  The representations and warranties made by the Purchasers in
- -----------
Section 4 hereof will be true and correct when made, and will be true and correct on the date of the Closing with the same force and effect as if they had been made on and as of the date of the Closing, and the Purchasers will have performed all obligations and conditions herein required to be performed or observed by them on or prior to the date of the Closing.

          (c)  Stockholder Agreement.  Each Purchaser will have executed and
               ---------------------
delivered to the Company a signature page to the Stockholder Agreement.

          5.3  Additional Closings.  Unless the Company and any Purchaser of
               -------------------
Preferred Shares at an Additional Closing otherwise agree in writing, at any

Additional Closing: (a) the Company and the Purchaser will execute and deliver this Agreement, the Registration Rights Agreement and the Stockholder Agreement,
(b) the Purchaser will deliver to the Company payment for the Preferred Shares purchased in accordance with Section 2.2, (c) the Company will deliver to the Purchaser a stock certificate evidencing the Preferred Shares purchased, and (d) all conditions set forth in Sections 5.1 and 5.2 will be conditions to the obligations of such Purchaser and the Company, respectively, at such Additional Closing except the conditions set forth in subsection (a) and (f) of Section 5.1.

     6.   Affirmative Covenants of the Company.  The Company hereby covenants
          ------------------------------------
and agrees as follows:

          6.1  Financial Reports to Purchasers.
               -------------------------------

               (a) Within 120 days after the end of each fiscal year of the Company, the Company will furnish each Purchaser financial statements of the Company, audited by an accounting firm of recognized standing selected by the Company, which will include a profit and loss statement, a statement of stockholders' equity and a statement of changes in financial position for such fiscal year and a balance sheet as at the last day thereof.

               (b) The Company will furnish each Purchaser which purchases at least 125,000 Preferred Shares pursuant to this Agreement (i) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, unaudited financial statements of the Company, which will include an income statement and a statement of changes in financial position for such fiscal quarter and a balance sheet as at the last day thereof, each prepared in accordance with generally accepted accounted principles, consistently applied; and (ii) a copy of any operating budget prepared by the Company's management for the ensuing fiscal year.

          6.2  Limitations on Assignability.  Subject to Section 7 below, the
               ----------------------------
rights contained in Sections 6.1 and 6.2 will be assignable by a Purchaser (or any permitted assignee of such rights) in conjunction with a transfer to any transferee of at least fifty percent (50%) of its Securities, except that such rights will not be transferable to any competitor of the Company or its affiliates without the prior written consent of the Company.

          6.3  Termination of Rights to Certain Reports.  All rights of the
               ----------------------------------------
Purchasers set forth in Section 6.2 will terminate upon the first to occur of
(i) the date on which the Company is required to file reports with the Securities and Exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act, or (ii) the closing date of the first sale of the Company's securities in a public offering registered under the Securities Act.

          6.4  Grant of Registration Rights.  The Common Shares issued or
               ----------------------------
issuable to each Purchaser will constitute "Registrable Securities" for purposes of the Registration Rights Agreement, as the same may be amended from time to time, and the Company hereby grants to each Purchaser all rights of a "Holder" under the Registration Rights Agreement, as the same may be amended from time to time, with respect to such Common Shares.

          6.5  Grant of Right of First Offer.  The Preferred Shares and Common
               -----------------------------
Shares issued or issuable to each Purchaser will constitue "Preferred Shares" or "Common Shares," as applicable under the Stockholder Agreement, as the same may be amended from time to time, and the Company hereby grants to each Purchaser all rights of a "Qualified Holder" under the Stockholder Agreement, as the same may be amended from time to time, with respect to such Preferred Shares and Common Shares.

     7.   Covenants of Purchasers.
          -----------------------

          7.1  Standstill.  Each Purchaser agrees that it will not, prior to the
               ----------
fifth anniversary of the Closing, unless such Purchaser has obtained prior written approval of the Company's Board of Directors or except as otherwise permitted by Section 7.3 below:

               (a) Directly or indirectly acquire Beneficial Ownership (as defined in Section 7.2 below) of voting securities of the Company representing more than 10% of the Total Voting Power of the Company.

               (b) Become a "participant" in a "solicitation" of proxies, as those terms are defined in Rule 14a-11 and Rule 14a-1, respectively, of Regulation 14A under the Exchange Act in respect of any voting securities of the Company.

               (c) Form or join any group or otherwise act in concert with any third person for the purpose of voting, purchasing or disposing of the Company's securities; or

               (d) Deposit any securities of the Company in a voting trust or subject them to a voting agreement or other arrangement of similar effect.

          7.2  "Beneficial Ownership".  The Purchaser will be deemed to have
               ----------------------
"Beneficial Ownership" of voting securities of the Company if the Purchaser or its affiliates, directly or indirectly, through any contract, arrangement, understanding or relationship, have or share the power to (i) vote or direct the voting of such voting securities or (ii) dispose of or direct the disposition of such voting securities.

          7.3  Non-negotiated Offer.  Nothing in Section 7.1 above shall prevent
               --------------------
a Purchaser from acquiring Voting Stock without regard to the limitation set forth in Section 7.1 above if, after the Company has completed an initial public offering, an offer not approved in advance by the Company's Board of Directors is made by another person or group (which is not controlled by or under common control with the Purchaser) to purchase or exchange for cash or other consideration any Voting Stock which is a bona fide offer and which, if successful, would result in such person or group owning or having the rights to acquire more than 30% of the Total Voting Power of the Company then in effect and such offer is not withdrawn or terminated prior to the Purchaser acquiring Voting Stock in response thereto. If such an offer is made and then either withdrawn or terminated, the Purchaser shall again be subject to the limitation set forth in
Section 7.1 above, commencing on the day the Company gives the Purchaser written notice of such withdrawal or termination; provided, however, that this provision shall not require the Purchaser to breach any legally binding obligations to acquire shares of the Company's Voting Stock in force at the time such notice is given; and provided further, however, that if such Purchaser acquires additional shares as permitted by this Section 7.3, the percentage limitation set forth in
Section 7.1(a) above will be increased to the percentage corresponding to the total number of shares held by such Purchaser and not acquired in violation of this Section 7.3 or Section 7.1 above.

          7.4  Voting.
               ------

               (a) To the extent provided by Delaware law, holders of Shares will be entitled to vote as a separate series with respect to any proposed amendment of the Company's Restated Certificate of Incorporation, as amended from time to time (the "Charter"), that would change the rights of such holders so as to affect them adversely and would not so affect other series of the Company's Preferred Stock. With respect, however, to any proposed amendment to the Charter described in subsections (a)(i) and (a)(ii) below, the Purchasers' votes with respect to such amendments will be cast as provided in such subsections:

                    (i) With respect to any such amendment that would reduce the automatic conversion price of the Preferred Shares so as to ensure that the Preferred Shares automatically are converted in connection with the Company's initial public offering of Common Stock (the "IPO"), the Purchasers' votes will be cast in accordance with the recommendation of the Company's Board of Directors with respect to such amendment.

                    (ii) With respect to any such amendment that would
implement changes to the Charter approved by the Board, generally relating to anti-takeover protection, and of the type Silicon Valley technology companies normally make to take effect when they become public companies (including, without limitation, the items set forth on Exhibit F attached), the Purchasers'
                                           ---------
votes will be cast for, against and in abstention in the same proportions as the aggregate votes of all other holders of Preferred Stock with respect to such amendment.

               (b) Each Purchaser, as the holder of Voting Stock, shall be present, in person or by proxy, at all meetings of stockholders of the Company, so that all shares of Voting Stock beneficially owned by the Purchaser may be counted for the purposes of determining the presence of a quorum at such meetings.

               (c) As used in this Section 7.4 the term "vote" and derivative words shall mean: to cast or withhold votes, or abstain from voting, in accordance with the requirements of this Section 7.4 as to all matters subject to a vote of some or all holders of Voting Stock, and to give or withhold all consents, approvals, waivers and the like, or to abstain from such action, in accordance with the requirements of this Section 7.4 as to all matters subject to any consent, approval, waiver or the like of some or all holders of the Company's outstanding securities.

               (d) This voting agreement will terminate at such time as no shares of Series C Preferred Stock of the Company are outstanding.

          7.5  Irrevocable Proxy.  In order to secure the agreement set forth in
               -----------------
Section 7.4 above, each Purchaser hereby irrevocably appoints and constitutes Mark Hanson and Glenn Myers, and either of them (the "Proxyholders"), as the Purchaser's agents and proxies, with full power of substitution, to cast or withhold all votes and give or withhold all consents, approvals and waivers of the Purchaser's Voting Stock as provided in Section 7.4 of this Agreement. The proxy granted by the Purchaser to the Proxyholders hereby is granted as of the date of this Agreement and shall be irrevocable and continue in full force and effect so long until terminated in accordance with the terms of this Agreement. Any proxies previously granted with respect to the Purchaser's Voting Stock are hereby revoked. The Purchaser authorizes the Proxyholders to substitute any other person or entity to act hereunder, to revoke such substitution, and to file this Agreement and any substitution or revocation of substitution with the Secretary of the Company.

          7.6  Restriction on Transfer.  Prior to the closing of the Company's
               -----------------------
initial public offering, a Purchaser may not transfer in any transaction Notes, Preferred Shares or underlying shares of Common Stock having an original purchase price from the Company of less than $1 million.

          7.7  Legends.  All certificates evidencing Preferred Shares held by
               -------
the Purchasers will bear a legend or legends referring to the voting agreement, irrevocable proxy and restriction on transfer provided for in this Section 7.

          7.8  Certain Definitions  As used in this Agreement, the following
               -------------------
terms shall have the following meanings:

               (a) The term "Total Voting Power of the Company" means the total number of votes which may be cast in the election of directors of the Company at any meeting of stockholders of the Company if all securities entitled to vote in the election of directors of the Company were present and voted at such meeting (other than votes that may be cast only upon the happening of a contingency).

               (b) The term "Voting Stock" means the Common Stock, Preferred Stock and any other securities issued by the Company having the ordinary power to vote in the election of directors of the Company (other than securities having such power only upon the happening of a contingency).

     8.  Miscellaneous.
         -------------

          8.1  Waivers and Amendments.  With the written consent of the Company
               ----------------------
and the record holders of a majority of the outstanding Preferred Equivalents (as defined below), any provision of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended, and with the same consent the Company, when authorized by its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that in the case of Section 6.1(b) above, the consent of Purchasers required for any such waiver, amendment or supplement will be the consent of holders of a majority of the Preferred Equivalents having rights under such provisions. Any waiver, amendment or supplement to which such consents are obtained will be binding upon all Purchasers. Upon the effectuation of each such waiver, amendment or supplement, the Company will promptly give written notice thereof to the record holders of the Securities who have not previously received notice thereof or consented thereto in writing. In addition, any holder of Preferred Equivalents, as to such holder only, may consent in writing to any such waiver, amendment or supplement, which will be binding upon such holder. The term "Preferred Equivalents" means, at any time, all then outstanding Equity Securities (including any Common Shares or any and all securities obtained upon conversion of the Preferred Shares or exchange of the Preferred Shares or Common Shares and as adjusted for stock dividends, stock splits, recapitalizations and the like) taken together as one group, after treating all such Equity Securities as if converted into Common Stock. No amendment, waiver or supplement to this Agreement will be effective unless agreed to in writing by the party against whom enforcement is sought or, in the case of any holder of Preferred Equivalents, by such holder or holders of a majority of the outstanding Preferred Equivalents.

          8.2  Governing Law.  This Agreement will be governed in all respects
               -------------
by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          8.3  Survival.  The representations, warranties, covenants and
               --------
agreements made herein will survive the execution of this Agreement and the Closing of the transactions contemplated hereby.

          8.4  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof will inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No Purchaser may assign its rights to purchase the Preferred Shares and the Company may not assign its rights to receive the proceeds of such purchase.

          8.5  Entire Agreement.  This Agreement, the exhibits to this Agreement
               ----------------
and the other documents delivered pursuant hereto or incorporated by reference herein constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersede all prior oral and written understandings, agreements and commitments with regard to such subjects by or among the parties hereto.

          8.6  Notices, etc.  All notices and other communications required or
               -------------
permitted hereunder will be in writing and will be mailed by certified or registered mail, postage prepaid, addressed (a) if to a Purchaser, at the address of the Purchaser set forth on such Purchaser's signature page to the Agreement, or at such other address as the Purchaser will have furnished to the Company in writing, or (b) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company will have furnished to the Purchasers.

          8.7  No Waivers.  No failure on the part of any party to exercise or
               ----------
delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

          8.8  Separability.  If any provision of this Agreement, or the
               ------------
application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto. The parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent greatest possible, the economic, business and other purposes of the void or unenforceable provision.

          8.9  Expenses.  The Company and each Purchaser will each bear its
               --------
respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby.

          8.10 Titles and Subtitles.  The titles of the sections and subsections
               --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          8.11 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which will be an original, but all of which together will constitute one instrument.

          8.12 Attorneys' Fees.  In the event of any action, suit or proceeding
               ---------------
for the breach of this Agreement or misrepresentation by any party, the prevailing party will be entitled to reasonable attorneys' fees, costs and expenses incurred in such action, suit or proceeding.

          8.13 Subscriptions Subject to Acceptance.  As to any prospective
               -----------------------------------
investor's investment, this Agreement will not be binding upon the Company unless the Company receives a signature page to this Agreement executed and delivered by such prospective investor, such signature page is then executed by an officer of the Company, and the conditions set forth in Section 5.2 of this Agreement have been satisfied or waived.

          8.14 No California Qualification.  THE SALE OF THE SECURITIES WHICH
               ---------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM SUCH QUALIFICATION. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     The parties have executed this Agreement as of the day and year first above written.
                                    VISIGENIC SOFTWARE, INC.

                                    By:
                                       -------------------------------
                                           Roger J. Sippl, CEO


                                    PURCHASER:
                                              ------------------------


                                    Name:
                                         -----------------------------
                                           (Please print or type)

                                    Signature:
                                              ------------------------


                                    ----------------------------------
                                    Address

                                    ----------------------------------


                                    Number of Preferred Shares to be
                                    Purchased by Purchaser:

                                    ----------------------------------


                                    Amount of Purchaser's Loan Commitment:

                                    ----------------------------------

                                    If Purchaser is not an "accredited investor"
                                                    ---
                                    (as defined in Section 4.1(l) above),
                                    Purchaser should initial here:

                                    ----------------------------------

                                    If Purchaser does not have a "preexisting
                                                      ---
                                    relationship" with an officer or director of the Company (as described in Section 4.1(e) above), Purchaser should initial here:

                                    ----------------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


                            VISIGENIC SOFTWARE, INC.

                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------

$______________                                            San Mateo, California
                                                                  May ____, 1996


     FOR VALUE RECEIVED, and subject to the conversion provisions set forth below, VISIGENIC SOFTWARE, INC., a Delaware corporation (the "Company"), promises to pay to _____________________ ("Holder") or order, at its office located at __________________________ or such other place or places as the holder of this Note may from time to time designate in writing, the principal sum of ____________________________________ Dollars ($________________), and
accrued interest thereon, as provided herein.

A.   Loan.
     ----

     1.   Interest.  Interest shall accrue with respect to the principal sum
          --------
hereunder from the date of this Note until such principal is paid or converted as provided herein at a rate of ______% per annum. Interest will be compounded annually and will be calculated on the basis of the actual number of days elapsed over a 360 day year.

     2.   Payment of Principal and Interest.  The principal outstanding
          ---------------------------------
hereunder and the interest accrued and unpaid shall be due and payable on May ____, 1999.

     3.   Prepayment.  The Company shall have the right to prepay, in whole or
          ----------
in part, the principal outstanding and/or the interest accrued hereunder at any time, without penalty.

     4.   Default.  In case one or more of the following events (whatever the
          -------
reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) an Event of Default shall have occurred and be continuing:

          (a) Default in the payment of any interest upon this Note as and when the same shall become due and payable, and continuance of such default for a period of ten (10) business days after receipt by Company of notice of such default from the holder of this Note; or

          (b) Default in the payment of all or any part of the principal or any installment of the principal of this Note or any of them, as and when the same shall become due and payable and continuance of such default from a period of ten (10) business days after receipt by Company of notice of such default from the holder of this Note; or

          (c) An involuntary case or other proceeding shall be commenced against Company seeking liquidation, reorganization or other relief with respect to it or its debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Company or for any substantial part of the property of Company or the winding up or liquidation of the affairs of Company, and such case or proceeding shall remain unstayed and undismissed for a period of 30 days, or an order for relief shall be entered against Company under the federal bankruptcy laws as now or hereafter in effect; or

          (d) Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Company or for any substantial part of the property of Company or Company shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they come due, or shall take any corporate action to authorize any of the foregoing;

     Then, and in each and every such case (other than an Event of Default specified in paragraphs (c) or (d)), unless all of the principal amount of this Note shall have already become due and payable, the Holder, for so long as it holds more than 50% of the aggregate principal amount of this Note, by notice in writing to Company, may declare the entire principal amount of this Note and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. In an Event of Default specified in paragraphs (c) or (d) occurs with respect to Company, the principal of and accrued interest on this Note shall become and be immediately due and payable without any declaration or other act on the part of the holder. Presentment, demand, protest and all other notices of any kind are hereby expressly waived by Company.

     No right or remedy herein conferred upon or served to the holder of this Debenture is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

B.   Conversion of Loan.  Holder shall have the right to automatically convert
     ------------------
up to _____% of the then outstanding principal and interest under this Note into shares of Common Stock of the Company (the "Conversion Shares") at the Conversion Price (as defined below) at the time in effect immediately upon the closing of an underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933, as amended, in which proceeds to the Company are not less than $3.33 per share. The Company will give Holder written notice of such offering and Holder must exercise such conversion right by giving Company written notice within _____ days after receiving such Company's notice and surrending this Note to Company for issuance of a replacement note for the unconverted balance of principal and interest. The Conversion Price shall initially be $____________, subject to adjustment for any stock splits, stock dividends and the like to the capital stock of Company.

C.   Other Provisions.
     ----------------

     1.   Amendment Provisions.  This Note may not be amended or modified, nor
          --------------------
may any of its terms be waived, except by written instruments signed by the Company and the Holder, and then only to the extent set forth therein.

     2.   Severability.  If any provision of this Note is determined to be
          ------------
invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby and this Note shall nevertheless be binding between the Company and the holder.

     3.   Binding Effect.  This Note shall be binding upon, and shall inure to
          --------------
the benefit of, the Company and the Holder hereof and their respective successors and assigns.

     4.   Holder Not a Stockholder.  Prior to the conversion of this Note as
          ------------------------
provided above, the holder, as the Holder of this Note, shall not be entitled to any of the rights of a stockholder of the Company.

     5.   Notices.  Any notice required or desired to be served, given or
          -------
delivered hereunder shall be addressed to the party to be notified as follows:

     If to the Company:    Visigenic Software, Inc.
                           951 Mariner's Island, Suite 460
                           San Mateo, California 94403
                           Attention:  Glenn Myers
                           Facsimile:  (415) 286-2463


     If to Holder:       To the address set forth on page one hereof

or to such other address as each party designates to the other by notice in the manner herein prescribed.

     6.   Governing Law.  This Note shall be governed by and construed in
          -------------
accordance with the laws of the State of California, as such laws are applied to agreements entered into and to be performed solely in California by California residents.

     7.   Collection Costs.  If principal and interest is not paid in full when
          ----------------
it becomes due, the undersigned hereby agrees to pay the Holder, in addition to such amount owed pursuant to this Note, all costs and expenses of collection, including a reasonable sum for attorneys' fees as fixed by a court of competent jurisdiction.

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

     8.   Waiver.  Acceptance of partial or delinquent payment from the
          ------
undersigned hereunder, or the failure or partial failure or delay of the Holder to exercise any right hereunder shall not constitute a waiver or partial waiver of any obligation of the undersigned or any right of the Holder under this Note, and shall not affect in any way the right to require full performance at any time thereafter.

                                       VISIGENIC SOFTWARE, INC.


                                       By:______________________________________
                                         Glenn Myers
                                         Chief Financial Officer

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